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                                  EXHIBIT 21
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                      Fifth Third Bancorp Subsidiaries

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                                                            Jurisdiction
                                                                 of
Name                                                        Incorporation
----                                                        -------------

The Fifth Third Bank                                            Ohio

       The Fifth Third Company                                  Ohio

       The Fifth Third Leasing Company                          Ohio

       Fifth Third Securities, Inc.                             Ohio

       Midwest Payment Systems, Inc.                            Ohio

       Fifth Third International Company                        Kentucky

           Fifth Third Trade Services Limited                   Hong Kong

Fifth Third Bank of Kentucky, Inc.                              Kentucky

The Fifth Third Savings Bank of Western Kentucky, FSB           Federal

Fifth Third Bank of Northern Kentucky, Inc.                     Kentucky

Fifth Third Savings Bank of Northern Kentucky, FSB              Federal

The Fifth Third Bank of Columbus                                Ohio

The Fifth Third Bank of Northwestern Ohio,
   National Association                                         Federal

The Fifth Third Bank of Southern Ohio                           Ohio

The Fifth Third Bank of Western Ohio                            Ohio

Fifth Third Bank of Northeastern Ohio                           Ohio

Fifth Third Savings Bank of Northern Ohio, FSB                  Federal

The Fifth Third Bank of Central Indiana                         Indiana

Fifth Third Bank of Florida                                     Florida

Fifth Third Community Development Company                       Ohio

Fifth Third Investment Company                                  Ohio

Fountain Square Insurance Company                               Arizona

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